Exhibit 99.2

1 NAUPAKA KOHALA COAST, HAWAII 1 Member Update and Overview MAY 16, 2023

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "believe," "may," "will," "estimate," "potential," "continue," "anticipate," "intend," "expect," "could," "would," "project," "forecast," "plan," "intend," "target," or the negative of these words or other similar expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this presentation include, but are not limited to, statements regarding our expectations relating to future operating results and financial position; guidance and growth prospects including those related to new platforms Inspirato for Good and Inspirato for Business; quotations of management; our expectations regarding the luxury travel market; anticipated future expenses and investments; business strategy and plans; market growth; market position; and potential market opportunities. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, that could cause actual results to differ materially from those projected. These risks include our inability to forecast our business due to our limited experience with our pricing models; the risk of downturns in the travel and hospitality industry, including residual effects of the COVID-19 pandemic; our ability to compete effectively in an increasingly competitive market; our ability to sustain and manage our growth; and general market, political, economic and business conditions and other risks detailed in our filings with the Securities and Exchange Commission (the "SEC"), including in our Annual Report on Form 10-K filed with the SEC on March 15, 2023, Quarterly Report on Form 10-Q that will be filed with the SEC by May 10, 2023 and subsequent filings with the SEC.

You should not place undue reliance on our forward-looking statements. We have based the forward-looking statements contained in this presentation primarily on our current expectations and projections about future events and trends that we believe may affect our business, operating results, financial condition and prospects. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. Moreover, the forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Use of Data

This presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves a number of assumptions and limitations, you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. We assume no obligation to update the information in this presentation. Further, the Inspirato financial data, 2012 through 2017, included in this presentation were audited in accordance with private company AICPA standards.

Key Performance Metrics and Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted Net Loss, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP measures are presented for supplemental informational purposes only, and not a substitute for measures of financial performance prepared in accordance with GAAP. These non-GAAP measures have limitations as analytical tools, and they should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in this presentation. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Inspirato's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

This presentation includes certain key performance metrics, such as LTV / CAC, Active Subscriptions, Active Subscribers, 12-month forward bookings and Total Nights Delivered. Inspirato's management uses these key performance metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. Our key performance metrics may differ from estimates published by third parties or from similarly titled metrics of other companies due to differences in methodology.

Trademarks

Inspirato owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Inspirato, or an endorsement or sponsorship by or of Inspirato. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Inspirato will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

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3 HALE KEALOHA BIG ISLAND, HAWAII 3 B r en t H andler CO - F O U N D E R & C E O Brett Knoblauch DIRECTOR, EQUITY RESEARCH

4 COAST WALK SAN DIEGO, CALIFORNIA 4 We inspire lasting memories and relationships by changing the way family and friends experience the world

INSPIRATO

Our Platform

MULTIPLE OFFERINGS

Direct
- THE INSPIRATO CLUB
- INSPIRATO | PASS

Institutional / B2B
- INSPIRATO FOR GOOD.
- INSPIRATO FOR BUSINESS.

EXCLUSIVE ACCESS TO

500+ Residences[1]

350 Hotel & Resort Partners[1]

Experiences

Partners & Events

END-TO-END SERVICE

Inspiration

Personal Advisor

Booking

Experience

SUPERIOR TO TRADITIONAL HOSPITALITY

Highly Visible Subscription Revenue

Captive, Zero-Cost Demand

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6 Exclusive Portfolio of Unique Luxury Residences 100+ RESIDENCE DE S TIN A TION S 1 500+ RE SIDENCE S 1 ~ $ 1 . 5 bn+ RE SIDENC E P O R T F O L I O V ALU E 2 6 17

7 7 Inspirato at a Glance 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E REVENUE GROWTH ($ in mm) PORTFOLIO GROWTH 374 733 726 YE'20 YE'22 Q1'23 2023 GUIDANCE 500+ Residences 1 100+ Destinations 2 350+ Hotel & Resort Partners 1 ~$1.5bn Residence Portfolio Value 3 $67 $82 $62 YE'20 YE'22 Q1'23 Cash on Hand 6 $350 - $370 Controlled Accommodations 4 $350 - $370mm 2023E Revenue ($10) – ($20)mm 2023E Adj. EBITDA 5

8 8 Balance Sheet and Liquidity $62mm Cash on Hand 1 Zero Debt 1 86% Of leases with Termination Clause of 1 Year or Less 2

9 9 Q1 Financial Update and YE Guidance TOTAL REVENUE ($ IN MILLIONS) EBITDA 1 ($ IN MILLIONS) CAPITALIZATION 2 ($ IN MILLIONS) $346 $350 - $370 YE'22 '23E $82 $92 Q1'22 Q1'23 1% - 7% $60mm Total Enterprise Value 0.2x EV / ’23E Revenue 3 ($33) ($10) - ($20) YE'22 '23E ($3.7) ($3.1) Q1'22 Q1'23 38% - 69%

10 10 Inspirato is Uniquely Valuable to Both Travelers and Hospitality Partners SUP P L Y SID E Luxury Vacation Home Owners Luxury Hospitality Providers DEMAND SIDE Global Luxury Travelers Juniper Vail, CO Inspirato SoHo at The Dominick NYC, NY

11 11 Unwavering Commitment to Service and Certainty CORE PLATFORM INVESTMENTS I NVESTMENTS IN TEAM AND TECHNOLOGY BEST - IN - CLASS SERVICE Members are our #1 Priority # of employees / 100 members since 2021 5 consecutive years of 70+ NPS 1 • Restructured Member Success team consisting of 100 people committed to best - in - class service • Continued innovation focused on member loyalty & rewards Q1'21 Q1'23 “ As a new member, I didn’t know exactly what to expect. The on - site concierge was far better than expected. She met us before each activity, was available via text within minutes, made wonderful recommendations, and got us the best seats at every restaurant. The value was more than estimated. ” ANDREA M. | Los Cabos 26%

12 12 Travel in Style | Member Benefit • As an Inspirato member, enroll in the SaksFirst Rewards Program and enjoy complimentary Diamond Status – Saks’ highest level • Access to VIP benefits , including complimentary gift cards , invitations to special events, early access to sales , and participation in Saks Beauty Rewards • 6 points earned per $1 spent on Saks purchases • Free standard shipping on all Saks purchases • Complimentary valet parking

13 COAST WALK SAN DIEGO, CALIFORNIA 13 Step 3: Enjoy Step 2: Hold Hold the shares for at least six months Step 1: Own MEMBER INVESTOR BENEFIT

14 FLORA GRAND CAYMAN, CAYMAN ISLANDS 14 Questions and Answers

INSPIRATO

Key Definitions

Adjusted Net Loss. Adjusted net loss is a non-GAAP financial measure that we define as net income (loss) before warrant fair value gains and losses. The above items are excluded from our Adjusted Net Loss measure because our management believes that these costs and expenses are not indicative of our core operating performance and do not reflect the underlying economics of our business.

Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) before interest, taxes, depreciation and amortization, equity-based compensation expense, warrant fair value gains and losses, and public company readiness expenses. The above items are excluded from our Adjusted EBITDA measure because our management believes that these costs and expenses are not indicative of our core operating performance and do not reflect the underlying economics of our business.

Key Business Metrics

We use a number of operating and financial metrics, including the following key business metrics, to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and business plans, and make strategic decisions. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy.

12-Month Forward Booking. Paid Forward Booking value for all Residence, Hotel, Inspirato Experiences and Bespoke custom travel.

Active Subscriptions and Active Subscribers. We use Active Subscriptions to assess the adoption of our subscription offerings, which is a key factor in assessing our penetration of the market in which we operate and a key driver of revenue. We define Active Subscriptions as subscriptions as of the measurement date that are paid in full, as well as those for which we expect payment for renewal. Active Subscribers are subscribers who have one or more Active Subscription(s).

Controlled Accommodations. Controlled Accommodations includes leased residences, hotel penthouses, suites and rooms, and residences under net rate agreements, including those that have executed agreements but have not yet been released for booking by our members.

Total Nights Delivered. Total Nights Delivered includes all Paid, Inspirato Pass, Inspirato for Good, Inspirato for Business, employee and other complimentary nights in all residences or hotels.

Total Occupancy. Total Occupancy is inclusive of Paid, Inspirato Pass, Inspirato for Good, Inspirato for Business employee and other complimentary nights in residences.

Net Promoter Score (NPS). Net Promoter Score (NPS) is a customer satisfaction metric taken from asking customers how likely they are to recommend Inspirato to others on a scale of 0-10. Inspirato's reported NPS is measured after travel within Inspirato's managed and controlled portfolio.

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16 16 Non - GAAP Measure Reconciliation ($ in thousands) March 31, 2022 March 31, 2023 Net loss $ (24,203) $ (5,903) Interest, net 139 (113) Income taxes 181 200 Depreciation & amortization 1,034 1,906 Equity - based compensation 402 657 Warrant fair value losses 17,670 104 Public company readiness costs 1,092 - Adjusted EBITDA 2 $ (3,685) $ (3,149) ($ in thousands) March 31, 2022 March 31, 2023 Net loss $ (24,203) $ (5,903) Warrant fair value losses 17,670 104 Adjusted Net Loss 1 $ (6,533) $ (5,799) Three months ended, Three months ended,

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18 THANK YOU FOR MORE INFORMATION: INVESTOR RELATIONS WEBSITE QUESTIONS? WE ARE HERE TO HELP. IR.COM@INSPIRATO.COM